UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 28, 2023

CSI Compressco LP

(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Hughes Landing Boulevard,
Suite 200
The Woodlands, Texas 77380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (832) 365-2257

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CCLP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Information Statement on Schedule 14C filed with the Securities and Exchange Commission on February 7, 2023 (the “Information Statement”), on December 15, 2022, unitholders holding a majority of the outstanding common units of CSI Compressco LP (the “Partnership”) approved by written consent in lieu of a special meeting of unitholders the CSI Compressco LP Third Amended and Restated 2011 Long Term Incentive Plan (the “Amended LTIP”), which is an amendment and restatement of the CSI Compressco LP Second Amended and Restated 2011 Long Term Incentive Plan (the “LTIP”). On December 19, 2022 the board of directors (the “Board”) of CSI Compressco GP LLC, the general partner (the “General Partner”) of the Partnership, unanimously approved the Amended LTIP. The unitholder consent and the Amended LTIP became effective on February 28, 2023 (upon the expiration of a waiting period of 20 calendar days after February 8, 2023, the date on which the Information Statement was first sent or given to the other unitholders of the Partnership).

The Amended LTIP provides for potential grants of: (i) restricted units; (ii) phantom units; (iii) unit awards; (iv) other unit-based awards; (v) options; (vi) unit appreciation rights; (vii) cash awards; (viii) distribution equivalent rights and (viii) substitute awards (referred to collectively herein with the other awards as the “Awards”). The Amended LTIP will be administered by the Board, a committee thereof, the board of directors of an affiliate of the Partnership or the General Partner or a committee of such affiliate’s board of directors.

The Amended LTIP (i) increases the number of common units available for delivery with respect to Awards under the LTIP so that, as of the effective date of the Amended LTIP, the total number of common units available for delivery with respect to Awards under the Amended LTIP will be an aggregate of 10,575,140 common units, (ii) revises defined terms to align with the updated structure of the partnership, (iii) adds increased flexibility to the authority of the Committee in administration of the Amended LTIP, (iv) increases the director compensation limitation and provides a carve-out for first-year awards to directors, (v) revises the conditions to delivery of units or other securities and payment by participation of consideration section, and (vi) incorporates certain other non-material, ministerial changes. The additional common units authorized to be granted under the Amended LTIP are expected to be registered pursuant to a registration statement on Form S-8.

The summary of the Amended LTIP in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended LTIP, which is filed herewith as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	CSI Compressco LP Third Amended and Restated 2011 Long Term Incentive Plan.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP

	By:	CSI Compressco GP LLC, its general partner

Date: February 28, 2023	By:	/s/ John E. Jackson
John E. Jackson Chief Executive Officer